Exhibit 10(c)
                        RESTRICTED STOCK GRANT AGREEMENT

     RESTRICTED STOCK GRANT AGREEMENT made as of <<EffDt>> (the "Grant Date") between ROLLINS, INC., a Delaware corporation (hereinafter called "Company), and
<<FirstName>>  <<LastName>>,  an employee of the Company,  or one or more of its subsidiaries (hereinafter called the "Employee").

     WHEREAS, the Company desires to grant to the Employee shares of its Common Stock, par value $1.00 per share (hereinafter called the "Common Stock"), subject to certain continued employment and vesting criteria, pursuant to the terms and provisions of the Company's 1998 Stock Incentive Plan, as Amended and Restated, (hereinafter called the "Plan"), as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and Employee's employment by the Company, the parties hereto agree as follows:

     1. THE PLAN. This Agreement is made pursuant to and in accordance with the terms and provisions of the Plan. Anything in this Agreement to the contrary notwithstanding, the terms and provisions of the Plan, all of which are incorporated herein by reference, shall be controlling in the event of any inconsistency herewith.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation and Stock Incentive Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee". The Committee is authorized and empowered to administer and interpret the Plan and this Agreement. Any interpretations of this Agreement or of the Plan made by the Committee shall be final and binding upon the parties hereto.

     3. GRANT OF RESTRICTED STOCK. Effective as of the Grant Date, the Company hereby irrevocably grants to the Employee <<Shares>> shares of the Common Stock, which shares are subject to satisfaction of the vesting requirements and the terms and conditions hereinafter set forth (such shares of Common Stock being hereinafter referred to in the aggregate as the "Restricted Stock").

     4. VESTING AND CONTINUED EMPLOYMENT. All Restricted Stock shall vest in accordance with the following vesting schedule, but only if, through such date, Employee shall have been in the continuous employ of the Company or a subsidiary thereof, in a position of equivalent or greater responsibility as on the Grant
Date:

                                                                    Cumulative
 Anniversary          Percentage             Number                  Number of
 Date of This       of Total Grant          of Shares                 Shares
  Agreement          Fully Vested         Fully Vested             Fully Vested
--------------     ----------------      --------------           --------------
   Total                100.0%             <<Shares>>                <<Shares>>


     Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after the Grant Date, if an Employee's employment terminates for any reason other than death or retirement on or after age 65, as in the case of voluntary resignation of employment, all Restricted Stock which has not yet vested shall be immediately forfeited.

     Unless otherwise determined by the Committee at or after the Grant Date, if an Employee's employment terminates by reason of death, a pro rata portion of the restrictions pertaining to continued employment on any Restricted Stock will lapse, based on the number of full months


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
the Employee was employed during the restriction period divided by the total number of months in the restriction period.

     Unless otherwise determined by the Committee at or after the Grant Date, if an Employee's employment terminates by reason of retirement on or after age 65, all of the restrictions pertaining to continued employment on a Restricted Stock will lapse.

     5. ESCROW; DIVIDENDS AND VOTING RIGHTS Prior to the completion of the vesting schedule referenced in Section 4, all shares of Restricted Stock shall be held in escrow by the Company for the benefit of the Employee. During such period, prior to any forfeiture of the shares, the Employee shall receive all cash dividends declared with respect to the shares and shall have the right to exercise all voting rights with respect to the shares. At the discretion of the Company, any share certificates so held in escrow shall be inscribed with a legend referencing the transfer restrictions contained in this Agreement and any other applicable transfer restrictions. Any share certificates issued pursuant to a stock split or as dividends with respect to the Restricted Stock held in escrow shall also be held in escrow on the same terms as the Restricted Stock and shall be released at the same time as, and subject to the same risk of forfeiture as, the shares with respect to which they were issued. Any issued Restricted Stock which the Employee does not forfeit pursuant to Section 4 shall be transferred to the Employee free of any forfeiture conditions under the Plan or this Agreement as soon as practicable after the service vesting condition under Section 4 has been satisfied or no longer applies.

     6. NON-TRANSFERRABILITY. No Restricted Stock granted pursuant to this Agreement shall be assignable or transferable, and such Restricted Stock shall not be subject to execution, attachment or other process, until that date on which the Restricted Stock vests pursuant to Section 4. Any attempt by the Employee to alienate, assign, pledge, hypothecate or


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
otherwise dispose of the Employee's interest in this Agreement or any Restricted Stock prior to its becoming fully vested shall be ineffective and shall permit the Company to terminate this Agreement and cause the forfeiture of any unvested shares. The Company may, at its discretion, place a legend to such effect on the certificates representing the shares of Restricted Stock and issue appropriate stop transfer instructions to the Company's transfer agent.

     7. CHANGE IN CAPITALIZATION. If there are any changes in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether such changes have been occasioned by declaration of stock dividend, stock split-ups, reclassifications or recapitalizations of such stock, or because the Company has merged or consolidated with some other corporation, or for any other reason whatsoever, then the number of shares then subject to this Agreement shall be proportionately adjusted by the Committee as required by the Plan or to whatever extent the Committee determines that any such change equitably requires an adjustment. In no case shall the Company be required to issue a fractional share of Common Stock, and the total adjustment as set forth above shall be limited accordingly. The Committee need not treat other holders of Restricted Stock in the same manner as the Employee is treated.

     8. REQUIREMENTS OF LAW. If any law, regulation of the Securities and Exchange Commission, or any regulation of any other commission or agency having jurisdiction shall require the Company or the Employee to take any action with respect to the shares of Restricted Stock covered by this Agreement, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the shares of Restricted Stock shall be postponed until full compliance has been made with all such requirements or law or regulation. Further, at or before the time of the delivery of any shares of Restricted Stock, the Employee



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
shall, if requested by the Company, deliver to the Company a written statement that the Employee intends to hold the shares, so acquired for investment and not with a view to resale or other distribution thereof to the public. Further, in the event the Company shall determine that, in compliance with the Securities Act of 1933 or other applicable statute or regulation, it is necessary to register any of the shares of Restricted Stock, or to qualify any such shares for exemption for any of the requirements of the Securities Act of 1933 or other applicable statute or regulations, then the Company shall take such action as its own expense, but not until such action has been completed shall the shares be issued in the name of the Employee.

     9. WITHHOLDING. The Company shall have the power and the right to deduct or withhold or require an Employee to remit to the Company, an amount (including any shares of Common Stock withheld as provided herein) sufficient to satisfy Federal, state and local taxes (including the Employee's FICA obligation) required by law to be withheld with respect to a grant of Restricted Stock. With the Company's consent, the Employee shall be able to elect that such tax-withholding requirements be satisfied, in whole or in part, (1) by tendering shares of Common Stock held by the Employee at least twelve (12) months prior to their tender or (2) through a reduction in the number of shares of Restricted Stock issued or transferred to the Employee. Any such election shall be irrevocable, made in writing and signed by the Employee. The Company reserves the right to reduce the number of shares of Restricted Stock issued or transferred to the Employee in order to satisfy such minimum applicable tax withholding requirements.

     10. NO EFFECT ON EMPLOYMENT. Nothing herein shall be construed to limit or restrict the right of the Company or any of its subsidiaries to terminate an Employee's


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
employment at any time with or without cause, or to increase or decrease the compensation of the Employee from the rate in existence at the time of the Grant Date.

     11. GOVERNING LAW: This Plan and all awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

     IN WITNESS WHEREOF, the company has caused this Agreement to be duly executed by an authorized officer, and the Employee has hereunto set hand and seal, all as of the day and year first above written.


                                  Rollins, Inc.
                                  By:
                                    -------------------------------------

                                  Employee

                                  By:
                                    -------------------------------------
                                  Social Security #:
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